STARBOARD INVESTMENT TRUST

Sirius S&P Strategic Large-Cap Allocation Fund

Supplement to the Statement of Additional Information
February 24, 2015
This supplement to the Statement of Additional Information dated August 15, 2014 for the Sirius S&P Strategic Large-Cap Allocation Fund, a series of the Starboard Investment Trust, updates the Statement of Additional Information to include additional information as described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Fund's prospectus and statement of additional information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties of changes to the officers of the Starboard Investment Trust.
Statement of Additional Information
On page 19 of the Statement of Additional Information, the second row of the chart titled "Trustees and Officers" under the section titled "Management and Other Service Providers" and containing data about Steven M. MacNamara is deleted in its entirety.
On page 19 of the Statement of Additional Information, the first row of the chart titled "Trustees and Officers" under the section titled "Management and Other Service Providers" and containing data about Brenda A. Smith is deleted in its entirety.
On page 19 of the Statement of Additional Information, the final row of the chart titled "Trustees and Officers" under the section titled "Management and Other Service Providers" and containing data about Martin W. Dzirua is revised by replacing the data in that row with the following:
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Investors Should Retain This Supplement For Future Reference